Exhibit 99.21

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
March 31, 1997



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              5.6193%



        Excess Protection Level
          3 Month Average   5.06%
          March, 1997   5.87%
          February, 1997   5.41%
          January, 1997   3.90%


        Cash Yield                                  17.84%


        Investor Charge Offs                         4.50%


        Base Rate                                    7.46%


        Over 35 Day Delinquency                      4.55%


        Seller's Interest                           12.97%


        Total Payment Rate                          12.55%


        Total Principal Balance                     $24,979,151,243.99


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $3,239,523,725.50